Exhibit 99.2

SECOND QUARTER 2026 August 6, 2026

2 FORWARD-LOOKING STATEMENTS Please note that in this presentation we may use words such as “appears,” “anticipates,” “believes,” “plans,” “expects,” “intends,” “future,” and similar expressions which constitute forward-looking statements within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are made based on our expectations and beliefs concerning future events impacting the Company and therefore involve a number of risks and uncertainties. We caution that forward-looking statements are not guarantees and that actual results could differ materially from those expressed or implied in the forward-looking statements. Potential risks and uncertainties that could cause the actual results of operations or financial condition of the Company to differ materially from those expressed or implied by forward-looking statements in this presentation, include, but are not limited to those risks and uncertainties more fully described from time to time in the Company's public reports filed with the Securities and Exchange Commission, including under the section titled “Risk Factors” in the Company's Annual Report on Form 10-K, and/or Quarterly Reports on Form 10-Q, as well as in the Company’s Current Reports on Form 8-K. All forward-looking statements included in this presentation are based upon information available to the Company as of the date of this presentation and speak only as of the date hereof. We assume no obligation to update any forward-looking statements to reflect events or circumstances after the date of this presentation. 2

TODAY’S PRESENTERS 3 WARREN KANDERS CEO and Chairman of the Board BRAD WILLIAMS President BLAINE BROWERS Chief Financial Officer

4 AGENDA • Q2 Highlights • Business Overview • Financial Summary • Increased Full Year Outlook • Conclusion and Q&A

Q2 2026 KEY TAKEAWAYS

- *Sales, margin and earnings growth that exceeded expectations, driven by outstanding execution and continued strong demand trends for mission critical safety equipment*
- *5% organic topline growth in Q2 with return to more normalized Distribution segment demand*
- *Second consecutive quarter of record backlog; increased $13M sequentially driven by strong EOD demand (primarily sensors and robots)*
- *Following $50M IDIQ contract with Dept. of War to support the Blast Exposure Monitoring (BEMO) Program, obtained second PO for $8.4M in June (total of $18.4M received under program to date)*
- *Safariland selected as ballistic panel provider integrated into Predictive Ballistics armor kit – Predictive Ballistics awarded five-year, $61M IDIQ contract by FBI*
- *Driven by continued multi-directional support across all three nuclear market segments, increased nuclear backlog $13M YTD*
- *Deployed over $400 million in targeted M&A since January 2024 and maintains robust pipeline across both public safety and nuclear*





Raising Full-Year 2026 Outlook

CADRE HOLDINGS

5

6 LONG-TERM INDUSTRY TAILWINDS SUPPORTING SUSTAINABLE GROWTH OPPORTUNITY Commercial nuclear energy renaissance Ongoing and expanding national defense initiatives Environmental management to address nuclear clean up Catalysts drive steady, recurring demand Resilient and growing spend worldwide Rising safety threats globally Public Safety Tailwinds Nuclear Safety Tailwinds

7 LATEST MARKET TRENDS: CORE L.E. Admin has demonstrated commitment to prioritizing public safety but growing focus on balancing state and local budgets Environments within conflict zones have not changed at this point to allow for unexploded ordnance cleanup While overall consumer demand for handguns is down, Cadre has benefited from strong brand awareness and new products, driving market share gains and growth in this channel Successful new product launches over the past 2+ years continue to provide customers with new options in the market U.S. Law Enforcement Geopolitical Landscape Consumer New Products/ Innovation

LATEST MARKET TRENDS: NUCLEAR



Cadre Nuclear Group: cleaning up the past, securing the present, enabling the future


12QT
5GAL
10GAL
8QT
5QT
3QT
1QT

Activity across nuclear sector remains robust driven by expanded government and commercial programs

► Environmental Management

~$8.2 billion in FY2027 DOE request for nuclear clean up initiatives, with ~$3 billion directed to Hanford Site in WA

► National Defense

NNSA FY27 budget request of $32.8 billion represents an increase of 29% YoY

► Commercial Nuclear

U.S. roadmap to triple nuclear capacity by 2050 (~200 GW of new build) – "Follow the fuel" strategy continues to generate significant opportunities

CADRE HOLDINGS

8

9 M&A MOMENTUM • Including Alien Gear Holsters, completed seven acquisitions in line with disciplined and patient approach • Highly selective key criteria consistently met, focused on strong margins, leading and defensible market positions, recurring revenues and cash flows • Actively evaluating robust funnel of opportunities in both nuclear and public safety markets 2022 2024 2025 2026 $455M capital deployed since 2022 $50M $120M $100M $185M

10 DISCIPLINED M&A STRATEGY Business Financial Market Leading market position Cost structure where material > labor High cost of substitution Leading and defensible technology Mission-critical to customer Strong brand recognition Recurring revenue profile Asset-light Attractive ROIC Niche market No large-cap competition Resiliency through market cycles Enter new markets / geographies Diversify and/or enhance category leadership Increase customer wallet share

11 Q2 FINANCIAL RESULTS

12 Q2 2026 FINANCIAL SUMMARY NET SALES $157.1M $207.1M Q2 2025 Q2 2026 • Reflects current year acquisitions and increased demand for nuclear safety, armor, and duty gear products GROSS PROFIT • Gross margin improved 120 bps y/y • Excluding impact of inventory step- up amort. margins improved 209 bps y/y NET INCOME • FX drove $6.6M unfavorable variance y/y • Also reflects contingent consideration of $5.9M and $2.0M inventory step-up amort. • Adj. EBITDA margin improved 310 bps y/y $64.2M $87.1M Q2 2025 Q2 2026 $12.2M $11.4M Q2 2025 Q2 2026 $27.0M $42.0M Q2 2025 Q2 2026 + 32% YoY + 36% YoY - 7% YoY + 56% YoY 1A non-GAAP financial measure. See slide 22-23 for definitions and reconciliations to the nearest GAAP measures. ADJ. EBITDA1 40.9% 42.1% 17.2% 20.3%

13 NET SALES AND ADJUSTED EBITDA NET SALES ($MM) ADJ. EBITDA1 ($MM) FY 2026 Guidance Range $736M to $758M % CAGR 16.3% % Y/Y GROWTH 24.4% at guidance midpoint % CAGR 18.1% % Y/Y GROWTH 26.7% at guidance midpoint 1A non-GAAP financial measure. See slide 22-23 for definitions and reconciliations to the nearest GAAP measures. $362.6M 1H26 2023 2024 2025 2026 FY 2024 FY 2023 $567.6M $482.5M $287.2M 1H25 FY 2025 $610.3M FY 2026 Guidance Range $749M to $769M $63.1M 1H26 2023 2024 2025 2026 FY 2024 $104.8M FY 2023 $85.8M FY 2025 $111.7M $47.5M 1H25 FY 2026 Guidance Range $139M to $144M

14 Q2 2026 CAPITAL STRUCTURE June 30, 2026 (in thousands) Cash and cash equivalents $ 53,984 Debt: Revolver $ - Current portion of long-term debt 20,012 Long-term debt 355,944 Capitalized discount/issuance costs (1,625) Total debt, net $ 374,331 Net debt (Total debt net of cash) $ 320,347 Total debt / Adj. EBITDA(1) 3.0x Net debt / Adj. EBITDA(1) 2.5x LTM Adj. EBITDA(1) $ 126,701 1A non-GAAP financial measure. See slide 22-23 for definitions and reconciliations to the nearest GAAP measures.

15 NET SALES $749M to $769M Previous: $736M to $758M ADJ. EBITDA1 $139M to $144M Previous: $136M to $141M CAPITAL EXPENDITURES $10M to $14M INCREASED 2026 OUTLOOK Attractive end markets and consistent execution driving growth 1A non-GAAP financial measure. See slide 22-23 for definitions and reconciliations to the nearest GAAP measures. • Public Safety and Nuclear in line with initial expectations • TYR expected sales of ~$100M • Alien Gear expected sales of ~$11M • Distribution recovered to normal demand levels in Q2

16 EXECUTION IN Q2 AND POSITIVE MOMENTUM Pricing Growth: Exceeded target Q2 Mix: Favorable driven by duty gear and Zircaloy product mix Orders Backlog: Q2 backlog increased $13M sequentially primarily due to strong EOD demand M&A Execution: Acquired Alien Gear Holsters in April 2026 Healthy M&A Funnel: Continuing to actively evaluate pipeline of opportunities Returned Capital to Shareholders: Declared 19th consecutive quarterly dividend Commentary: Cadre continues to deliver on strategic objectives and remains well positioned to deliver shareholder value in 2026 and beyond

17 APPENDIX

18 BALANCE SHEET UNAUDITED (IN THOUSANDS, EXCEPT SHARE AND PER SHARE AMOUNTS) June 30, 2026 December 31, 2025 Assets Current assets Cash and cash equivalents $ 53,984 $ 122,898 Restricted cash 3,685 2,429 Accounts receivable, net of allowance for doubtful accounts of $271 and $273, respectively 128,445 110,607 Inventories 129,120 100,263 Prepaid expenses 15,754 14,574 Other current assets 17,129 15,095 Total current assets 348,117 365,866 Property and equipment, net of accumulated depreciation and amortization of $67,795 and $63,125, respectively 125,441 78,822 Operating lease assets 25,194 19,778 Deferred tax assets, net 4,901 4,816 Intangible assets, net 174,148 114,984 Goodwill 233,907 181,406 Other assets 5,590 4,359 Total assets $ 917,298 $ 770,031 Liabilities, Mezzanine Equity and Shareholders' Equity Current liabilities Accounts payable $ 38,895 $ 22,325 Accrued liabilities 97,346 61,066 Income tax payable 6,164 4,838 Current portion of long-term debt 20,012 16,266 Total current liabilities 162,417 104,495 Long-term debt 354,319 290,987 Long-term operating lease liabilities 17,257 15,039 Deferred tax liabilities 28,510 30,058 Other liabilities 7,993 11,648 Total liabilities 570,496 452,227 Mezzanine equity Preferred stock ($0.0001 par value, 10,000,000 shares authorized, no shares issued and outstanding as of June 30, 2026 and December 31, 2025) — — Shareholders' equity Common stock ($0.0001 par value, 190,000,000 shares authorized, 42,820,734 and 42,160,656 shares issued and outstanding as of June 30, 2026 and December 31, 2025, respectively) 4 4 Additional paid-in capital 309,396 282,570 Accumulated other comprehensive (loss) income (2,188) 460 Accumulated earnings 39,590 34,770 Total shareholders’ equity 346,802 317,804 Total liabilities, mezzanine equity and shareholders' equity $ 917,298 $ 770,031

19 UNAUDITED (IN THOUSANDS, EXCEPT SHARE AND PER SHARE AMOUNTS) STATEMENT OF OPERATIONS Three Months Ended June 30, Six Months Ended June 30, 2026 2025 2026 2025 Net sales $ 207,126 $ 157,109 $ 362,555 $ 287,215 Cost of goods sold 119,991 92,860 215,254 166,835 Gross profit 87,135 64,249 147,301 120,380 Operating expenses Selling, general and administrative 63,220 45,129 112,053 86,882 Restructuring and transaction costs 1,453 3,326 3,295 4,024 Related party expense — 1,109 2,000 1,237 Total operating expenses 64,673 49,564 117,348 92,143 Operating income 22,462 14,685 29,953 28,237 Other expense Interest expense, net (5,019) (3,590) (9,290) (5,821) Other (expense) income, net (529) 6,114 (918) 7,401 Total other expense, net (5,548) 2,524 (10,208) 1,580 Income before provision for income taxes 16,914 17,209 19,745 29,817 Provision for income taxes (5,507) (4,998) (6,363) (8,358) Net income $ 11,407 $ 12,211 $ 13,382 $ 21,459 Net income per share: Basic $ 0.27 $ 0.30 $ 0.31 $ 0.53 Diluted $ 0.26 $ 0.30 $ 0.31 $ 0.52 Weighted average shares outstanding: Basic 42,809,646 40,661,955 42,684,595 40,640,433 Diluted 43,391,188 40,941,790 43,381,869 40,960,025

20 UNAUDITED (IN THOUSANDS) Six Months Ended June 30, 2026 2025 Cash Flows From Operating Activities: Net income $ 13,382 $ 21,459 Adjustments to reconcile net income to net cash provided by operating activities: Depreciation and amortization 11,899 8,532 Amortization of original issue discount and debt issue costs 477 829 Amortization of inventory step-up 4,921 356 Deferred income taxes (1,577) 266 Stock-based compensation 4,886 4,393 Remeasurement of contingent consideration 5,866 857 (Recoveries from) provision for accounts receivable (345) 40 Unrealized foreign exchange transaction gain (1,052) (3,492) Other loss 599 152 Changes in operating assets and liabilities, net of impact of acquisitions: Accounts receivable (7,324) 10,365 Inventories (8,272) (11,304) Prepaid expenses and other assets (3,552) 3,375 Accounts payable and other liabilities 24,744 (15,849) Net cash provided by operating activities 44,652 19,979 Cash Flows From Investing Activities: Purchase of property and equipment (6,133) (2,733) Proceeds from disposition of property and equipment — 6 Business acquisitions, net of cash acquired (163,853) (89,590) Net cash used in investing activities (169,986) (92,317) STATEMENT OF CASH FLOWS

21 UNAUDITED (IN THOUSANDS) Six Months Ended June 30 2026 2025 Cash Flows From Financing Activities: Proceeds from revolving credit facilities 82,500 — Payments on revolving credit facilities (82,500) — Proceeds from term loans 75,000 97,500 Principal payments on term loans (8,132) (5,689) Taxes paid in connection with employee stock transactions (1,262) (1,185) Dividends distributed (8,562) (7,721) Other 238 38 Net cash provided by financing activities 57,282 82,943 Effect of foreign exchange rates on cash, cash equivalents and restricted cash 394 1,931 Change in cash, cash equivalents and restricted cash (67,658) 12,536 Cash, cash equivalents and restricted cash, beginning of period 125,327 124,933 Cash, cash equivalents and restricted cash, end of period $ 57,669 $ 137,469 Supplemental Disclosure of Cash Flows Information: Cash paid for income taxes, net $ 5,657 $ 16,937 Cash paid for interest $ 10,122 $ 8,202 Supplemental Disclosure of Non-Cash Investing and Financing Activities: Accruals and accounts payable for capital expenditures $ 265 $ 259 Non-cash consideration $ 31,647 $ — STATEMENT OF CASH FLOWS – CONTINUED

NON-GAAP RECONCILIATION

(IN THOUSANDS)

	Year ended December 31,	Three Months Ended March 31,	Three Months Ended June 30,		Six Months Ended June 30,		Last Twelve Months
	2025	2026	2026	2025	2026	2025	June 30, 2026
Net income	$ 44,139	$ 1,975	$ 11,407	$ 12,211	$ 13,382	$ 21,459	$ 43,335
Add back:							
Depreciation and amortization	18,633	5,728	6,171	4,676	11,899	8,532	20,128
Interest expense, net	12,480	4,271	5,019	3,590	9,290	5,821	13,909
Provision for income taxes	18,187	856	5,507	4,998	6,363	8,358	18,696
EBITDA	**$ 93,439**	**$ 12,830**	**$ 28,104**	**$ 25,475**	**$ 40,934**	**$ 44,170**	**$ 96,068**
Add back:							
Restructuring and transaction costs[1]	8,696	3,842	1,453	4,326	5,295	5,024	5,823
Other expense (income), net[2]	(7,455)	389	529	(6,114)	918	(7,401)	(812)
Stock-based compensation expense[3]	12,239	1,926	2,960	2,425	4,886	4,393	12,774
Stock-based compensation payroll tax expense[4]	1,566	129	1	—	130	92	1,567
Amortization of inventory step-up[5]	1,296	2,559	2,362	356	4,921	356	3,302
Contingent consideration expense[6]	1,927	(564)	6,430	526	5,866	857	7,831
Impairment expense[7]			148	—	148	—	148
Adjusted EBITDA	**$ 111,708**	**$ 21,111**	**$ 41,987**	**$ 26,994**	**$ 63,098**	**$ 47,491**	**$ 126,701**
Adjusted EBITDA margin[8]	**18.5 %**	**13.6 %**	**20.3 %**	**17.2 %**	**17.4 %**	**16.5 %**	

1. Reflects the "Restructuring and transaction costs" line item on our condensed consolidated statements of operations, which primarily includes transaction costs composed of legal and consulting fees. In addition, this line item reflects a $1.0 million fee paid to Kanders & Company, Inc. for services related to the acquisition of Zircaloy for the year ended December 31, 2025 and a $2.0 million fee paid to Kanders & Company, Inc. for services related to the acquisition of TYR for the six months ended June 30, 2026, which are included in related party expense in the Company's condensed consolidated statements of operations.
2. Reflects the "Other (expense) income, net" line item on our condensed consolidated statements of operations and primarily includes transaction gains and losses due to fluctuations in foreign currency exchange rates.
3. Reflects compensation expense related to equity classified stock-based compensation plans.
4. Reflects payroll taxes associated with vested stock-based compensation awards.
5. Reflects amortization expense related to the step-up inventory adjustment recorded as a result of acquisitions.
6. Reflects contingent consideration expense related to the acquisition of ICOR and TYR.
7. Reflects non-cash write-down of individual fixed assets.
8. Reflects adjusted EBITDA divided by net sales for the relevant periods.

CADRE HOLDINGS

22

23 The Company reports its financial results in accordance with U.S. generally accepted accounting principles (“GAAP”). The presentation contains the non-GAAP measures: (i) earnings before interest, taxes, other income or expense, depreciation and amortization (“EBITDA”), (ii) adjusted EBITDA, (iii) adjusted EBITDA margin, and (iv) last twelve months adjusted EBITDA. The Company believes the presentation of these non-GAAP measures provides useful information for the understanding of its ongoing operations and enables investors to focus on period-over-period operating performance, and thereby enhances the user’s overall understanding of the Company’s current financial performance relative to past performance and provides, along with the nearest GAAP measures, a baseline for modeling future earnings expectations. Non-GAAP measures are reconciled to comparable GAAP financial measures within this presentation. We do not provide a reconciliation of the non-GAAP guidance measure Adjusted EBITDA for the fiscal year 2026 to net income for the fiscal year 2026, the most comparable GAAP financial measure, due to the inherent difficulty of forecasting certain types of expenses and gains, without unreasonable effort, which affect net income but not Adjusted EBITDA. The Company cautions that non-GAAP measures should be considered in addition to, but not as a substitute for, the Company’s reported GAAP results. Additionally, the Company notes that there can be no assurance that the above referenced non-GAAP financial measures are comparable to similarly titled financial measures used by other publicly traded companies. USE OF NON-GAAP MEASURES